j.p. morgan acceptance corporation II

Exhibit 99.1

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM ABS DUE DILIGENCE-15E

CERTIFICATION OF PROVIDER OF THIRD PARTY DUE DILIGENCE SERVICES
FOR ASSET-BACKED SECURITIES

Item 1: Identity of the person providing third party due diligence services

Legal Name:	AMC Diligence, LLC
Business Name (if Different):
Principal Business Address:	150 East 52nd Street, Suite 4002, New York, NY 10022

Item 2: Identity of the person who paid the person to provide due diligence services

Legal Name:	J.P. Morgan Chase Bank, National Association
Business Name (if Different):
Principal Business Address:	383 Madison Avenue, 8th Floor New York, NY 10179

Item 3: Credit rating criteria

Identity of NRSRO	Title and Date of Criteria
DBRS, Inc.	Third-Party Due Diligence Criteria for U.S. RMBS Transactions, September 30, 2024
Fitch Ratings, Inc.	U.S. RMBS Rating Criteria, October 26, 2023
Kroll Bond Rating Agency, LLC	U.S. RMBS Rating Methodology, December 7, 2023
S&P Global Ratings	Methodology and Assumptions for Rating U.S. RMBS Issued 2009 and Later dated February 22, 2018

Item 4: Description of the due diligence performed

See attached.

Item 5: Summary of findings and conclusions of review

See attached.

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CERTIFICATION

The undersigned has executed this Form ABS Due Diligence 15E on behalf of, and on the authority of, the person identified in Item 1 of the Form. The undersigned, on behalf of the person, represents that the person identified in Item 1 of the Form conducted a thorough review in performing the due diligence described in Item 4 attached to this Form and that the information and statements contained in this Form, including Items 4 and 5 attached to this Form, which are part of this Form, are accurate in all significant respects on and as of the date hereof.

Name of Person Identified in Item 1:	AMC Diligence, LLC

By:	Tim Van Houtte

Signature:	/s/ Tim Van Houtte

Date:	February 14, 2025

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Item 4: Description of the due diligence performed

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMC”) performed certain due diligence services described below on non-conforming closed-end second lien residential mortgages acquired from various parties. The review was conducted on behalf of J.P. Morgan Chase Bank, National Association (“Client”) during multiple transactions from October 2021 to January 2025 via files imaged and provided by JPMorgan Chase Bank, National Association for review (the “Review”).

The loans in the Review carried origination dates between May 2022 and November 2024.

(2) Sample size of the assets reviewed.

The Review was conducted on one thousand three hundred eighteen (1,318) loans selected by the Client. Subsequent to review, the Client reduced the population to one thousand three hundred twelve (1,312) mortgage loans with an aggregate original principal balance of approximately $119.200 million for unknown reasons. The Review did not cover 100% of the loans in the securitization population; however, the Review did cover the entire portion of the securitization population reviewed by AMC.

(3) Determination of the sample size and computation.

AMC is not aware of the overall sample size for the securitization, however the Review covered 100% of the loans in the securitization population.

(4) Quality or integrity of information or data about the assets: review and methodology.

AMC compared data fields on the bid tape provided by Client to the data found in the actual file as captured by AMC. This comparison, when data was available, included the following data fields:

Appraised Value	Coborrower First Name	Investor: Qualifying Total Debt Ratio	Original LTV	Representative FICO
Borrower First Name	Coborrower Full Name	LTV Valuation Value	Original P&I	Street
Borrower Full Name	Coborrower Last Name	Mortgage Type	Original Loan Amount	Zip
Borrower Last Name	Contract Sales Price	Original CLTV	Originator Application Date
Borrower SSN	Has FTHB	Original Interest Rate	Property Type
City	Interest Only	Original Loan Amount	Refi Purpose

Additionally, AMC verified (i) listed borrowers signed documents requiring signature, (ii) borrowers signing documents were eighteen (18) years or older at the time of the mortgage loan origination, (iii) that all riders required by the terms of the mortgage and mortgage note were attached to the respective document, (iv) that social security numbers across documents were consistent, and (v) debt-to-income ratio (“DTI(s)”), and/or loan-to-value ratios (“LTV(s)”) used in the assessment of conformity guidelines.

Although AMC completed a property review of each loan, based on such property review grades and findings, the grading and exceptions related to such property review are not discussed herein.

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

AMC reviewed asset origination to determine conformity to the stated underwriting or credit extension guidelines, standards, criteria or other requirements, including, as applicable, the Ability to Repay and Qualified Mortgage requirements described below, that were provided to AMC and/or as directed by Client. When applicable, a review of the mortgage loan file to the Automated Underwriting System output within the file was also performed.

Credit Application: For the Credit Application, AMC verified that the application: (i) was signed by all listed borrowers, (ii) was substantially filled out, (iii) contained all known borrower-owned properties on the Real Estate Owned section 2, and (iv) included the borrower’s employment history.

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Credit Report: AMC’s review included confirming that a credit report, that met guideline requirements, was present for each borrower and that such borrower’s credit profile adhered to guidelines. In order to make this determination, AMC: (i) captured the monthly consumer debt payments for use in relevant calculations, (ii) noted and researched the Real Estate Owned and fraud alerts, (iii) gathered liabilities listed on the credit report to be included in the debt to income ratio as appropriate, and (iv) gathered data required for the ASF tape submission including (a) the most recent FICO (scores from Equifax, Experian, and Transunion if available), (b) the most recent FICO date, (c) the longest trade line, (d) the maximum trade line, (e) the number of trade lines, and (f) the credit usage ratio.

Employment and Income: AMC determined whether applicable supporting employment and income documentation required by the guidelines, and as applicable Appendix Q or ATR, was present in the mortgage loan file and where possible, wasn’t fraudulent. This documentation was used to verify whether the income used to qualify the mortgage loan was calculated in accordance with guidelines and may have included items such as: (i) verbal or written verification of employment, (ii) pay stubs, (iii) W-2 forms, (iv) tax returns, (v) financial statements, and (vi) IRS tax transcripts.

Asset Review: AMC assessed whether the asset documentation required by the guidelines, and as applicable, Appendix Q or ATR, was present in the mortgage loan file. Utilizing this documentation, AMC completed a review of the reserve calculation and any large deposits. Documentation verifying assets for down payment, closing costs, prepaid items and reserves may have included: (i) verification-of-deposit (“VOD(s)”), (ii) depository account statements, (iii) stock or security account statements, (iv) gift funds, (v) escrow or earnest money deposits, and (vi) settlement statements or other evidence of conveyance and transfer of funds (if a sale of assets was involved).

Hazard/Flood Insurance/Taxes: A review of the insurance present on the mortgage loan was also performed by AMC. During the course of this review, AMC (i) verified that the hazard insurance met the minimum required amount of coverage in the guidelines, (ii) confirmed that the mortgage clause listed the lender’s name and “its successors and assigns,”, (iii) confirmed that the premium amount on both the hazard and flood insurance matched what was used in the debt-to-income (“DTI”) calculations, (iv) reviewed the tax certificate to verify and compare monthly escrows used to calculate DTI matched and that taxes were current, (v) confirmed that the flood certification was for the correct borrower, property, lender and mortgage loan number and was a “Life of Loan” certification, and (vi) completed other property specific items including (a) for condominium properties, confirming that the blanket policy met the minimum amount of coverage in the guidelines and (b) for properties in a flood zone per the flood certification, confirming that flood insurance met guideline requirements and met the minimum required amount of coverage in the guidelines.

DU/LP/Zippy Review

When a DU/LP/Zippy form is provided, AMC (i) confirmed and captured recommendations and (ii) verified that (a) red flags listed on the DU/LP/Zippy were addressed by the underwriter, (b) listed credit conditions were cleared by the underwriter, and (c) the final DU/LP/Zippy in the file contained data that matched the data gathered from documents in the file. All mortgage loans are manually underwritten with documentation requirements determined by Client guidelines and the AUS findings.

Occupancy Review: AMC confirmed the property occupancy is consistent with the mortgage loan approval and borrowers’ application disclosure based solely on information contained in the mortgage loan file and any fraud report obtained in connection with the mortgage loan.

Guideline Review: During the course of the review, AMC confirmed the mortgage loan was originated in accordance with required guidelines by reviewing conformity of mortgage loan, transaction type, and borrower characteristics to stated guidelines. Mortgage characteristics examined included (i) DTI of the borrower, (ii) the LTV/TLTV/HTLTV, (iii) the credit score for each borrower, (iv) asset reserves of the borrower, (v) property type, (vi) property usage, and (vii) other property specific items including (a) for condominium or cooperative properties, assessing whether the condominium or cooperative project adheres to required guidelines.

Fraud Review: AMC reviewed fraud report results in each mortgage loan file, to the extent present, in conjunction with source documents found in the mortgage loan file to assess the likelihood of any misrepresentations associated with the origination of the mortgage loan. If the mortgage loan file did not contain a fraud report and the counterparty did not produce one, AMC conditioned the mortgage loan for the missing fraud report product.

If a report was present, AMC reviewed the report for (i) any name variations for the borrowers, (ii) any social security number variations for the borrowers, (iii) any potential occupancy issues based on the borrower’s address history, (iv) any

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noted employment issues, and (v) any additional consumers associated with the borrower’s profile. If any findings were noted, AMC confirmed that such findings and/or variations were addressed by the originator in the origination of the asset or that such red flag issues were fully addressed via mortgage loan documentation provided.

Title Review: AMC’s review included a verification of whether the appropriate vestee was on the title documentation (if a purchase, the seller; if a refinance, the borrower) and that the title commitment addressed issues such as assessments; covenants, conditions and restrictions; access problems; vicinity of property to military airports; prior leases; court orders/divorce decrees; public probate issues; foreclosures; bankruptcies; judgment liens; state and federal tax liens; environmental liens, and oil/gas leases.

Additional Review of Mortgage Loan File: AMC also reviewed the closing documents to ensure that the mortgage loan file information is complete, accurate, and contains consistent documentation. Included in the portion of the review are items such as reviewing for (i) (i) if the property is located in an area(s) listed as a FEMA disaster zone post origination, (ii) the presence of loan modification documents, and (iii) general conformity to Fannie Mae or Freddie Mac approved formats at the time of origination.

If standard GSE forms were not used for the mortgage loan, AMC sought to confirm the existence of: (i) a “due on sale” clause, (ii) mortgagor’s requirement to maintain adequate insurance at the mortgagor’s own expense, and (iii) the holder’s right to foreclose and to confirm that any homestead exemption has been waived as required by applicable law within the forms utilized.

(6) Value of collateral securing the assets: review and methodology.

AMC’s review included a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property. AMC’s review included verifying the appraisal report was (i) on the appropriate GSE form, (ii) materially complete, (iii) in conformity with the guideline requirements for the property type in question, (iv) completed by an appraiser that was actively licensed to perform the valuation, (v) completed such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA, (vi) made and signed prior to the final approval of the mortgage loan application, (vii) completed and dated within the guidelines restrictions, (vii) made on an “as is” basis or provides satisfactory evidence of completion of all material conditions including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.

With regard to the use of comparable properties, AMC’s review (i) captured the relative comparable data (gross and net adjustments, sale dates and distance from subject property) and ensured that such comparable properties are within standard appraisal guidelines; (ii) confirmed the property value and square footage of the subject property was bracketed by comparable properties, (iii) verified that comparable properties used are similar in size, style, and location to the subject, and (iv) checked for the reasonableness of adjustments when reconciling value between the subject property and comparable properties.

Other aspects of AMC’s review included (i) verifying that the address matched the mortgage note, (ii) verifying that the appraisal  and the policies and procedures with regard to appraisal, including the appropriate level of review, when originating the mortgage loan, were followed, (iii) noting whether the property zip code was declared a FEMA disaster area after the valuation date and notifying Client of same, (iv) confirming the appraisal report does not include any apparent environmental problems, (v) confirming the appraisal notes the current use of the property is legal or legal non-conforming (grandfathered), (vi) reviewing pictures to ensure (a) that the property is in average or better condition and any repairs are noted where required and (b) that the subject property is the one for which the valuation was ordered and that there are no negative external factors; and (vii) confirming that the value product that was used as part of the origination decision was directly accessible to AMC or if it was not directly accessible that another valuation product that was directly accessible to AMC was ordered in accordance with the Client’s specific valuation waterfall process.

If more than one valuation was provided, AMC confirmed consistency among the valuation products and if there were discrepancies that could not be resolved, AMC created an exception and worked with the Client on the next steps which may include the ordering of additional valuation products such as collateral desktop analyses, broker’s price opinions, and full appraisals. If the property valuation products included in AMC’s review resulted in a variance of more than 10% then the Client was notified of such variance and a second independent valuation product was ordered.

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AMC also considered processes that included Fannie Mae’s Collateral Underwriter (CU) or Freddie Mac Loan Collateral Advisor (LCA) on one-unit single-family homes and condos for GSE eligible loans. No additional property value due diligence was completed in cases where CU/LCA indicated that appraisal risk was consistent with the respective GSE’s day one RW&E relief. Freddie Mac’s Home Value Explorer (HVE) was also considered an acceptable secondary valuation product for GSE-related transactions. If the CU/LCA risk score was ineligible for GSE RW&E relief, then AMC compared a third valuation product (such as a field review) to the original appraisal.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

COMPLIANCE REVIEW – LIMITED SCOPE

Please be advised that SitusAMC will not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be no assurance that the Review will uncover all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or will uncover all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by SitusAMC are dependent upon receipt of complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which SitusAMC is relying in reaching such findings.

Please be further advised that SitusAMC does not employ personnel who are licensed to practice law in the various jurisdictions covered in the Review, and the findings set forth in any report prepared by SitusAMC does not constitute legal advice or legal opinions whatsoever. The findings are recommendations or conclusions based on information provided to SitusAMC. Information contained in any SitusAMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged SitusAMC to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by SitusAMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. SitusAMC does not make any representation or warranty as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by SitusAMC.

SitusAMC will review each residential mortgage loan to determine, as applicable, and to the extent possible and subject to the caveats below, whether the mortgage loan complies with each of the laws, rules and regulations specified below, in each case as the same may be amended, supplemented, replaced or otherwise modified from time to time pursuant to applicable law. With regard to TILA-RESPA Integrated Disclosure (“TRID”) testing, the compliance review is limited to the specific components enumerated below with the testing of those components in accordance with the SFA TRID Compliance Review Scope (“TRID Grid”), published by the Structured Finance Association (“SFA”). All other TRID testing, including other components of the TRID Grid, that are not explicitly enumerated below are considered outside of scope for purposes of this review.

(I) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:

a)	Rescission (§1026.23; §1026.15):
i)	failure to provide the right of rescission notice;
ii)	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);
iii)	failure to provide the correct form of right of rescission notice;
iv)	failure to provide the three (3) specific business day rescission period;
v)	missing or incorrect rescission expiration date on rescission notice;
vi)	“I wish to cancel” section of rescission notice is signed by borrower;
vii)	any material disclosure violation on a rescindable mortgage loan that gives rise to the right of rescission under TILA, which means, for closed end transactions, the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures, or those related to prepayment penalties on covered transactions, and for open-end transactions,

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the information that must be provided to satisfy the requirements in §1026.6 with regard to the method of determining the finance charge and the balance upon which a finance charge will be imposed, the annual percentage rate, the amount or method of determining the amount of any membership or participation fee that may be imposed as part of the plan, and the payment information described in §1026.40(d)(5)(i) and (ii) that is required under §1026.6(e)(2); and
viii)	with respect to applicable exception remediation measures, confirm that a letter of explanation, a refund if applicable, new corrected material disclosures and a new notice of right to cancel was provided.
b)	Tolerances (§§1026.18, 22 and 23):
i)	inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re-calculated APR; and
ii)	inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re-calculated Finance Charge
iii)	inaccurate Total of Payments outside of applicable tolerance by comparing disclosed Finance Charge to re-calculated Total of Payments
c)	Payment Tables (§1026.18, §1026.38):
i)	inaccurate disclosure of applicable payment tables on page 1 of the TIL or CD
d)	TILA Section 130(b) Corrections and Other Remediations
i)	with respect to applicable exception remediation measures, confirm the remediation was performed in accordance with regulatory and/or statutory requirements, and, where applicable, the SFA Compliance Review Scope methodology (in an attempt to establish a best practices approach to pre-securitization due diligence, as it applies to TILA RESPA Integrated Disclosure testing, the Structured Finance Association (“SFA”) has a working group that consists of industry participants including third party review providers and law firms who agreed to a standardized approach to remediation considerations).
e)	High-cost Mortgage (§§1026.31, 32,and 34):
i)	points and fees threshold test;
ii)	APR threshold test;
iii)	prepayment penalty threshold test; and
iv)	compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage.
f)	Higher-priced Mortgage Loan (§1026.35):
i)	APR threshold test; and
ii)	compliance with the escrow account and appraisal requirements as applicable.
g)	With respect to brokered mortgage loans, the Prohibitions and Restrictions related to Loan Originator Compensation and Steering (§1026.36(d)-(e)):
i)	review relevant documentation to determine if compensation to a Loan Originator was based on a term of the transaction;
ii)	review relevant document to determine if there was dual compensation; and
iii)	if requested by the client, review the presence of the mortgage loan option disclosure and to determine if the Steering Safe Harbor provisions were satisfied.
h)	Homeownership counseling (§1026.36(k)):
i)	determine if the creditor obtained proof of homeownership counseling in connection with a mortgage loan to a first-time homebuyer that contains a negative amortization feature.
i)	Mandatory Arbitration Clauses (§1026.36(h)):
i)	determine if the terms of the mortgage loan require arbitration or any other non-judicial procedure to resolve any controversy or settle any claims arising out of the transaction.
j)	Prohibition on Financing Credit Insurance (§1026.36(i)):
i)	determine if the creditor financed, directly or indirectly, any premiums or fees for credit insurance.
k)	Nationwide Mortgage Licensing System (NMLS) & Registry ID on Loan Documents (§1026.36(g)):
i)	review for presence of mortgage loan originator organization and individual mortgage loan originator name and NMLSR ID, as applicable, on the credit application, note or mortgage loan contract, security instrument, Loan Estimate and Closing Disclosure; and
ii)	verify the data against the NMLSR database, as available.

(II) Sections 1411 and 1412 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) amending TILA, as implemented by Regulation Z, 12 C.F.R. 1026.43, as set forth below:

a)	The general Ability to Repay (ATR) underwriting standards (12 C.F.R. 1026.43(c));
b)	Refinancing of non-standard mortgages (12 C.F.R. 1026.43(d));

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c)	Qualified Mortgages (QM) (12 C.F.R. 1026.43(e) (including qualified mortgages as separately defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.); the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.); and the U.S. Department of Agriculture (7 CFR Part 3555);
d)	Balloon-payment qualified mortgages made by certain creditors (12 C.F.R. 1026.43(f)); and
e)	Prepayment penalty restrictions (12 C.F.R. 1026.43(g)).

SitusAMC will review applicable mortgage loans for compliance with the ATR and QM rule requirements based upon each mortgage loan’s originator designation (Safe Harbor QM, Higher-priced QM, Temporary SHQM, Temporary HPQM, Non-QM, Exempt from ATR). SitusAMC determines the mortgage loan’s status under the ATR or QM rule requirements and assigns a due diligence mortgage loan designation. Generally, SitusAMC notes as a material exception if the due diligence findings do not confirm the originator’s mortgage loan designation. Additionally, SitusAMC notes if an originator mortgage loan designation was not provided.

Qualified Mortgage

With respect to QM (Safe Harbor and Higher-priced) designated mortgage loans, SitusAMC reviews the mortgage loan to determine whether, based on available information in the mortgage loan file:

(i)	the mortgage loan contains risky mortgage loan features and terms (e.g. an interest only feature, negative amortization, or loan term exceeding 30 years),
(ii)	the “points and fees” exceed the applicable QM threshold,
(iii)	the monthly payment was calculated appropriately,
(iv)	the creditor considered and verified income or assets at or before consummation,
(v)	the creditor appropriately considered debt obligations, alimony and child support, and
(vi)	based on the application date, defined in accordance with 1026.2(a)(3)(ii), and the loan designation provided on the subject loan:
1.	Temporary QM (Agency/GSE Salable) – Loans submitted with a loan designation of Temporary SHQM (GSE/Agency Eligible) or Temporary HPQM (GSE/Agency Eligible)
a.	If loan application date is prior to 7/1/2021 or loan was purchased/securitized on or before 8/31/21, the loan will be evaluated to confirm it is salable to the GSEs.
b.	If loan application date is on or after 7/1/2021 or loan was purchased/securitized after 8/31/21 - an exception indicating loan is not eligible to be GSE Temp QM will be cited based on the GSE requirement for loan applications on or after 7/1/2021 to meet General QM (APOR) pricing based criteria to be salable,
2.	QM Based on Appendix Q – Loans submitted with a loan designation of Safe Harbor QM, Higher Priced QM, Safe Harbor QM (43-Q), or Higher Priced QM (43-Q)
a.	If the loan application date is prior to 3/1/2021 – determine whether at the time of consummation, the debt-to-income ratio exceeds 43% (calculated in accordance with Appendix Q to Regulation Z)
b.	If the loan application date is on or after 3/1/2021, but before 10/1/2022 – determine whether at the time of consummation, the debt-to-income ratio exceeds 43% (calculated in accordance with Appendix Q to Regulation Z)
3.	QM Based on APOR (Pricing-Based) – Loans with an application date on or after 3/1/2021, submitted with a loan designation of Safe Harbor QM (APOR), or Higher Priced QM (APOR), the QM considerations will be based on whether the APR exceeds the average prime offer rate by 2.25 or more percentage points (additional thresholds applicable for lower loan balances, subordinate lien covered transactions and certain manufactured homes loan amounts), and whether the loan does not meet the creditor’s guidelines without a documented exception and compensating factors.

QM loans with application dates on or after 10/1/22 are required to be either Safe Harbor QM (APOR) or Higher Priced QM (APOR)

Verification Safe Harbor

Pursuant to the November 2021 SFA TPR Scope of Review for Verification Safe Harbor under General QM Rule (https://structuredfinance.org/wp-content/uploads/2021/11/SFA-TPR-Scope-of-Review-for-QM-VSH-Scope-of-Review-FINAL.pdf) SitusAMC has adopted the following approach with respect to Verification Safe Harbor:

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VSH Indicator – For loans originated under the new General QM (APOR) pricing-based threshold, the lender will be required to document the Verification Safe Harbor (VSH) indicator. SitusAMC will capture, but will not verify the VSH indicator. If the lender does not provide a VSH indicator, the VSH for the loan will be identified as “Not Stated”.

VSH Indicator Discrepancy – Optional add-on service for loans submitted with a VSH Indicator of “Yes” (loan meets VSH). If a loan was submitted indicating VSH is met, client has the option to have SitusAMC review documentation in file and identify variances between documentation in file and guidelines used that could be indicative of an inaccurate VSH indicator. For all options below, the VSH indicator and determination method will be provided by the lender (within loan images, on the data tape, deal notes, or as part of the loan program/guidelines to which loans are originated). SitusAMC’s evaluation will be limited to review of the documents against the guidelines used and identified by the lender to meet VSH. Review and verification that guidelines used meet VSH requirements under the regulation (particularly for options 2 and 3 where guidelines used are not one of those explicitly enumerated in the regulation) are outside of SitusAMC’s scope. Lender is responsible for affirming guidelines used meet VSH standard requirements:

●	Option 1: VSH via reference to guidelines explicitly enumerated in the regulation (June 2020 GSE Guides)
○	Lender identifies that loan utilizes one of the GSE June 2020 guidelines specified in the regulation to meet VSH
○	For loans identified by lender to have VSH status, SitusAMC will determine documentation variances that would cause one to question the VSH attestation from the lender. If variances are identified, loan would not be identified by SitusAMC to meet the VSH documentation requirements (i.e., SitusAMC will report loan as not having met VSH).
○	AUS adherence will not be used to evaluate the VSH indicator.
●	Option 2: VSH via reference to subsequent versions of GSE Guides affirmed to be “substantially similar” to guides explicitly enumerated in the regulation
○	Lender identifies (source and publication date) and provides a set of GSE guides (other than one of the June 2020 guidelines specified in the regulation) utilized to meet VSH
○	Lender provides affirmation that guides used meet VSH requirements as revised version complies with verification standards or is substantially similar to the guides enumerated in the regulation commentary under 1026.43(e)
○	The determination and affirmation that the guides used are substantially similar would be the responsibility of the lender and/or aggregator. SitusAMC will not evaluate or make a determination as to whether the guidelines used by the lender are “substantially similar” to the explicitly enumerated underwriting guidelines.
○	For loans identified by lender to have VSH status, SitusAMC will determine documentation variances that would cause one to question the VSH attestation from the lender. If variances are identified, loan would not be identified by SitusAMC to meet the VSH documentation requirements (i.e., SitusAMC will report loan as not having met VSH).
○	AUS adherence will not be used to evaluate the VSH indicator
●	Option 3: VSH via proprietary guides
○	Lender identifies and provides a set of proprietary (non-GSE guides) underwriting guides utilized to meet VSH
○	Lender provides worksheet/AUS connecting the loan level review components to enumerated guides
○	Lender provides affirmation that guides used meet VSH requirements as guides comply with verification standards in the guides enumerated in the regulation commentary under 1026.43(e)
○	The determination and affirmation that the guides used are substantially similar would be the responsibility of the lender and/or aggregator. SitusAMC will not evaluate or make a determination as to whether the guidelines used by the lender are in line with the standards in the enumerated underwriting guidelines.
○	For loans identified by lender to have VSH status, SitusAMC will determine documentation variances that would cause one to question the VSH attestation from the lender. If variances are identified, loan would not be identified by SitusAMC to meet the VSH documentation requirements (i.e., SitusAMC will report loan as not having met VSH).
○	AUS adherence will not be used to evaluate the VSH indicator

The lender must also maintain policies and procedures to meet the requirement under the new General QM (APOR) rule. Review of policies and procedures and comparison of guides utilized to explicitly enumerated guides are outside of SitusAMC’s review scope.

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VSH Reporting – SitusAMC will include the following in securitization reports:

●	The lender/seller’s VSH Indicator;
●	Whether SitusAMC evaluated the VSH indicator provided by the lender/seller;
●	Which of the above 3 options was employed to evaluate the VSH indicator;
●	Whether SitusAMC identified a variance to indicator based on due diligence review; and
●	Whether loan met VSH based on option selected

This portion of the Review includes a recalculation of all income and liabilities with attention to the appropriate documentation of each source.

If a mortgage loan was designated as QM and identified as eligible for guarantee, purchase, or insurance by an applicable agency as permitted under the QM final rule (effective January 10, 2014), SitusAMC reviews the mortgage loan to determine whether, based on available information in the mortgage loan file, if the mortgage loan satisfied (i), (ii) and (iii) and (vi)-1 as outlined above. In addition, SitusAMC reviews the Automated Underwriting System output within the mortgage loan file to confirm agency eligibility.

For each conventional QM designated mortgage loan that satisfied the applicable requirements enumerated above, SitusAMC then determines whether the mortgage loan is a Safe Harbor QM or Higher Priced QM by comparing the mortgage loan’s actual annual percentage rate, as recalculated, to the applicable average prime offer rate plus a certain applicable percentage. The Review also includes determining, as applicable, whether a mortgage loan is a qualified mortgage as defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.) and the U.S. Department of Agriculture (7 CFR Part 3555).

For each QM designated mortgage loan that does not satisfy the applicable requirements enumerated above, SitusAMC then determines whether the mortgage loan complies with the ATR rule consideration and verification requirements and provides a due diligence designation of Non-QM (for loans that comply with general (ATR) or ATR Fail (for loans that do not meet general ATR requirements). See below for more details on general ability to repay testing.

General Ability to Repay

For non-QM loans (loans that do not meet QM criteria or submitted by loan originator with a loan designation of non-QM), SitusAMC reviews the mortgage loan to the creditor’s guidelines to determine whether, based on available information in the mortgage loan file, the creditor considered, as applicable, the following eight underwriting factors, and will verify such information using reasonably reliable third-party records, at or before consummation:

i)	the consumer’s current or reasonably expected income or assets;
ii)	if the creditor relied on income from the consumer’s employment in determining repayment ability (the consumer’s current employment status);
iii)	the consumer’s monthly payment;
iv)	the consumer’s monthly payment on any simultaneous loan that the creditor knows or has reason to know will be made;
v)	the consumer’s monthly payment for mortgage-related obligations;
vi)	the consumer’s current debt obligations, alimony, and child support;
vii)	the consumer’s monthly debt-to-income ratio or residual income; and
viii)	the consumer’s credit history.

This portion of the Review also focuses on full recalculation of income and debts, as well as the documentation provided to support each item used in originator’s determination of the ability to repay. SitusAMC makes no representation or warranty surrounding the sufficiency of the client or creditor’s guidelines as it relates to ATR requirements.

SitusAMC reviews mortgage loans to determine their conformity with the ATR/QM factors as outlined above, but does not render an independent assessment or opinion, warranting or representing that a mortgage loan will be deemed to conform to Safe Harbor, Rebuttable Presumption, ATR or other status based on any additional or revised factors that may be considered by legislative, regulatory, administrative or judicial authorities (“Authorities”). SitusAMC does not represent or warrant that the factors for which it is reviewing the mortgage loans constitute all the factors and/or criteria that Authorities may consider in determining whether the creditor adequately demonstrated compliance with the ATR

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requirements under the rule. SitusAMC’s review is based on information contained in the mortgage loan file at the time it is provided to SitusAMC for review, and only reflects information as of that point in time.

(III) The disclosure requirements and prohibitions of Section 50(a)(6), 50(f)(2), and limited provisions under Section 50(t) Article XVI of the Texas Constitution and associated regulations.

(IV) The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” mortgage loans, “covered” mortgage loans, “higher-priced” mortgage loans, “home” mortgage loans or any other similarly designated mortgage loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time. State usury limitations and state-specific prohibited fees testing are outside of scope.

(V) Federal and state specific prepayment penalty provisions.

(VI) Federal and state specific late charges in states with assignee liability.

The state level late charge testing will be applicable to loans with the subject property in New Jersey, Georgia, New Mexico, and West Virginia.

(VII) Homeowners Flood Insurance Affordability Act of 2014 (HFIAA)

Confirm properties within a flood zone have adequate insurance coverage in accordance with HFIAA. (Including considerations of the total outstanding lien balances and any separate escrow impound requirements if the second lien is covered by a separate policy from the primary lien.)

(VIII) FIRREA Review

SitusAMC will confirm to the extent possible, that the appraiser and the appraisal made by such appraiser both satisfied the requirements of Title XI of FIRREA. Specifically, SitusAMC will review the appraisal for conformity to industry standards, including ensuring the appraisal was complete, that the comparable properties and adjustments were reasonable and that pictures were provided and were accurate.

In addition, SitusAMC will access the ASC database to verify that the appraiser, and if applicable the appraiser’s supervisor, were licensed and in good standing at the time the appraisal was completed.

As part of the portion of the Review described in this section, SitusAMC will analyze and capture data from the source documents identified in the Document Review below, as applicable.

(IX) Document Review.

SitusAMC will review each mortgage loan file and verify whether the following documents, if applicable, were included in the file and that the data on applicable documents was consistent:

■	Initial application (1003);
■	Underwriting summary/loan approval (1008);
■	Credit report;
■	Income and employment documentation;
■	Asset documentation;
■	Sales contract;
■	Hazard and/or flood insurance policies;
■	Copy of note for any junior liens;
■	Appraisal;
■	Title/Preliminary Title;
■	Final 1003;
■	Changed circumstance documentation;
■	Right of Rescission Disclosure;
■	Mortgage/Deed of Trust;
■	Note;
■	Mortgage Insurance;
■	Tangible Net Benefit Disclosure;

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■	Subordination Agreement;
■	Notice of Special Flood Hazards;
■	Initial and final GFE’s;
■	HUD/Closing Disclosure from sale of previous residence;
■	Final HUD-1;
■	Initial TIL;
■	Final TIL;
■	Loan Estimates;
■	Closing Disclosures; and
■	Certain other disclosures related to the enumerated tests set forth herein.

(8) Other: review and methodology.

The final review results reflected in the Overall Review Results Summary herein may include additional exceptions identified after AMC’s initial review was completed where loan level issues were identified by external parties as a result of separate, distinct quality control evaluation of the loan files. In such cases, any additional exceptions cited by any such quality control evaluation would either be reflected (i) as an open exception or (ii) remediated if required documentation and/or curative actions were provided to AMC. The exception totals reflected herein, and corresponding Exception Rating, include exceptions that were so subsequently identified, if any. Please note that only a limited number of loans, if any, reflected in the Review Results Summary were subject to such external quality control evaluations.

(9) Disclaimer.

Except as expressly enumerated above, please be advised that SitusAMC has not performed any review to determine whether the mortgage loans covered in this Report complied with federal, state or local laws, constitutional provisions, regulations, ordinances or any other laws or guidance, including, without limitation, licensing and general usury laws (“Applicable Law”).  Further, there can be no assurances that in performing the review and preparing this Report that SitusAMC has uncovered all relevant factors and potential issues relating to the origination of the mortgage loans, their compliance with Applicable Law, or the original appraisals relating to the mortgaged properties, or that SitusAMC has uncovered all relevant factors that could affect the future performance of the mortgage loans. Please note that the results set forth in this Report are dependent upon receipt of complete and accurate data regarding the mortgage loans from mortgage loan originators, sponsors, issuers, and other third parties upon which SitusAMC is relying in reaching such results.  Except as expressly stated herein, SitusAMC did not verify the data relied upon in performing its review and producing this Report.  In addition, the findings and conclusions set forth in this Report are provided on an “as is” basis and are based on available information and Applicable Law as of the date of this Report, and SitusAMC does not undertake any obligation to update or provide any revisions to this Report to reflect events, circumstances, changes in Applicable Law, or changes in expectations after the date this Report was issued.

Please be further advised that SitusAMC does not employ personnel who are licensed to practice law in the various jurisdictions covered in this Report, and the results set forth in this Report do not constitute legal advice or legal opinions whatsoever. The findings are recommendations or conclusions based on information provided to SitusAMC, and are not statements of fact or legal conclusions. Information contained in the Report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the Report based on certain factors, including the facts and circumstances of an individual mortgage loan.  The authorities administering the Applicable Law that was part of the review have broad discretionary powers which may permit such authorities, among other things, to withdraw exemptions accorded by statute or regulation, to impose additional requirements or to reach a conclusion that is not consistent with the results set forth in the Report. All decisions as to whether to issue, purchase, hold, sell or otherwise transact in securities backed by the mortgage loans reviewed in this Report, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such securities, shall be made solely by the parties to or investors in the transaction. The results set forth in this Report do not constitute tax or investment advice.  The scoring models in this Report are designed to identify potential risk in the securities backed by the mortgage loans reviewed, and each party or investor assumes sole responsibility for determining the suitability of the information for its particular use. SitusAMC does not make any representation or warranty (express or implied) as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by SitusAMC.

(8) Other: review and methodology.

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The final review results reflected in the Overall Review Results Summary herein may include additional exceptions identified after AMC’s initial review was completed where loan level issues were identified by external parties as a result of separate, distinct quality control evaluation of the loan files. In such cases, any additional exceptions cited by any such quality control evaluation would either be reflected (i) as an open exception or (ii) remediated if required documentation and/or curative actions were provided to AMC. The exception totals reflected herein, and corresponding Exception Rating, include exceptions that were so subsequently identified, if any. Please note that only a limited number of loans, if any, reflected in the Review Results Summary were subject to such external quality control evaluations.

(9) Disclaimer.

Except as expressly enumerated above, please be advised that AMC has not performed any review to determine whether the mortgage loans covered in this Report complied with federal, state or local laws, constitutional provisions, regulations, ordinances or any other laws or guidance, including, without limitation, licensing and general usury laws (“Applicable Law”). Further, there can be no assurances that in performing the review and preparing this Report that AMC has uncovered all relevant factors and potential issues relating to the origination of the mortgage loans, their compliance with Applicable Law, or the original appraisals relating to the mortgaged properties, or that AMC has uncovered all relevant factors that could affect the future performance of the mortgage loans. Please note that the results set forth in this Report are dependent upon receipt of complete and accurate data regarding the mortgage loans from mortgage loan originators, sponsors, issuers, underwriters, and other third parties upon which AMC is relying in reaching such results. Except as expressly stated herein, AMC did not verify the data relied upon in performing its review and producing this Report. In addition, the findings and conclusions set forth in this Report are provided on an “as is” basis and are based on available information and Applicable Law as of the date of this Report, and AMC does not undertake any obligation to update or provide any revisions to this Report to reflect events, circumstances, changes in Applicable Law, or changes in expectations after the date this Report was issued.

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions covered in this Report, and the results set forth in this Report do not constitute legal advice or legal opinions whatsoever. The findings are recommendations or conclusions based on information provided to AMC, and are not statements of fact or legal conclusions. Information contained in the Report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the Report based on certain factors, including the facts and circumstances of an individual mortgage loan. The authorities administering the Applicable Law that was part of the review have broad discretionary powers which may permit such authorities, among other things, to withdraw exemptions accorded by statute or regulation, to impose additional requirements or to reach a conclusion that is not consistent with the results set forth in the Report. All decisions as to whether to issue, purchase, hold, sell or otherwise transact in securities backed by the mortgage loans reviewed in this Report, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such securities, shall be made solely by the parties to or investors in the transaction. The results set forth in this Report do not constitute tax or investment advice. The scoring models in this Report are designed to identify potential risk in the securities backed by the mortgage loans reviewed, and each party or investor assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty (express or implied) as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by AMC.

Item 5. Summary of findings and conclusions of review

The NRSRO criteria referenced for this report and utilized for grading descriptions is based upon the requirements of DBRS, Inc. (“DBRS”), Fitch Ratings, Inc. (“Fitch”), Kroll Bond Rating Agency, Inc. (“Kroll”) and S&P Global Ratings (“S&P”).

OVERALL REVIEW RESULTS SUMMARY

There were one thousand three hundred twelve (1,312) mortgage loans in the securitization population reviewed by AMC. After all documents were presented, under the applicable Fitch and Kroll NRSRO grading criteria, three hundred sixteen (316) (24.09%) loans had an overall loan grade of “B”. Twenty-nine (29) of the loans with an overall grade of “B” had exceptions across multiple exception types. After all documents were presented, under the applicable DBRS and S&P NRSRO grading criteria, two hundred eighty-three (283) (21.57%) loans had an overall loan grade of “B”. Twenty-five (25) of the loans with an overall grade of “B” had exceptions across multiple exception types.

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Exception Type	Fitch and Kroll Final Exception Rating	Exception Category	Total
Compliance	B	TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	76
		ATR/QM Defect	65
		State Defect	42
		Misc. State Level	39
		Missing Non-Required Data	30
		TRID Defect	17
		State HPML	13
		Federal HPML	8
		Compliance	7
		Missing Disclosure	2
		RESPA	2
		Missing, Incorrect, or Incomplete Final or Initial 1003	1
		Total Compliance Grade (B) Exceptions:	302
Total Compliance Exceptions:			302
Credit	B	Loan Package Documentation	50
		Title	23
		Guideline	21
		Income / Employment	6
		Credit	4
		Insurance	3
		Property - Appraisal	1
		Legal / Regulatory / Compliance	1
		Hazard Insurance	1
		Asset	1
		Total Credit Grade (B) Exceptions:	111
Total Credit Exceptions:			111
Grand Total:			413

Exception Type	DBRS and S&P Final Exception Rating	Exception Category	Total
Compliance	B	TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	76
		State Defect	42
		Misc. State Level	39
		Missing Non-Required Data	30
		ATR/QM Defect	22
		TRID Defect	17
		State HPML	13

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		Federal HPML	8
		Compliance	7
		Missing Disclosure	2
		RESPA	2
		Missing, Incorrect, or Incomplete Final or Initial 1003	1
		Total Compliance Grade (B) Exceptions:	259
Total Compliance Exceptions:			259
Credit	B	Loan Package Documentation	50
		Title	23
		Guideline	21
		Income / Employment	6
		Credit	4
		Insurance	3
		Property - Appraisal	1
		Legal / Regulatory / Compliance	1
		Hazard Insurance	1
		Asset	1
		Total Credit Grade (B) Exceptions:	111
Total Credit Exceptions:			111
Grand Total:			370

COMPLIANCE RESULTS SUMMARY

Of the one thousand three hundred twelve (1,312) loans reviewed, under the applicable Fitch and Kroll NRSRO grading criteria, two hundred thirty-six (236) had a Compliance Review “B” grade. Forty-six (46) of the loans with an overall grade of “B” had multiple compliance exceptions. Of the one thousand three hundred twelve (1,312) loans reviewed, under the applicable DBRS & S&P NRSRO grading criteria, one hundred ninety-nine (199) had a Compliance Review “B” grade. Forty (40) of the loans with an overall grade of “B” had multiple compliance exceptions.

Fitch and Kroll NRSRO Grade	# of Loans	% of Loans
A	1,076	82.01%
B	236	17.99%
C	0	0.00%
D	0	0.00%

DBRS and S&P NRSRO Grade	# of Loans	% of Loans
A	1,113	84.83%
B	199	15.17%
C	0	0.00%
D	0	0.00%

CREDIT REVIEW RESULTS SUMMARY

One thousand two hundred three (1,203) mortgage loans (91.69%) of the total received an “A” Credit Review grade. The one hundred nine (109) “B” Credit Review grades were due to missing documentation and/or guideline adherence (see exception detail below). Exceptions were offset by strong compensating factors such as high disposable income, low LTV, and/or high liquid assets.

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NRSRO Grade	# of Loans	% of Loans
A	1,203	91.69%
B	109	8.31%
C	0	0.00%
D	0	0.00%

TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the one thousand three hundred twelve (1,312) mortgage loans reviewed, eight hundred twelve (812) (61.89%) mortgage loans had tape discrepancies across twenty-six (26) unique data fields. The most common tape discrepancies were Appraised Value (36.51%), Investor: Qualifying Total Debt Ratio (21.49%), and Original LTV (8.69%). AMC found generally that the DTI discrepancies were due to differences in calculating complex incomes; while the data differed, the resulting ratios generally remained within guidelines.

Field	# of Loans	% of Loans
Appraised Value	479	36.51%
Investor: Qualifying Total Debt Ratio	282	21.49%
Original LTV	114	8.69%
Representative FICO	100	7.62%
Property Type	58	4.42%
Original Interest Rate	43	3.28%
Mortgage Type	43	3.28%
Original CLTV	42	3.20%
Borrower Last Name	36	2.74%
Original Loan Amount	36	2.74%
Street	33	2.52%
Original P&I	32	2.44%
Borrower First Name	28	2.13%
Zip	16	1.22%
Has FTHB	13	0.99%
Coborrower Last Name	12	0.91%
LTV Valuation Value	8	0.61%
Coborrower First Name	5	0.38%
Contract Sales Price	4	0.30%
Refi Purpose	3	0.23%
Borrower Full Name	3	0.23%
City	3	0.23%
# of Units	2	0.15%
Purpose	1	0.08%
Interest Only	1	0.08%
Coborrower Full Name	1	0.08%

ADDITIONAL LOAN POPULATION SUMMARY*

TPR Loan Designation	Loan Count	% of Loans	Original Balance	% of Balance
Safe Harbor QM (APOR)	699	53.28%	$71,310,799.00	59.82%

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Higher Priced QM (APOR)	393	29.95%	$21,981,979.00	18.44%
Non QM	190	14.48%	$22,908,281.67	19.22%
N/A	17	1.30%	$2,451,875.00	2.06%
Exempt from ATR	9	0.69%	$411,948.00	0.35%
Higher Priced QM (43-Q)	4	0.30%	$135,025.00	0.11%
Total	1,312	100.00%	$119,199,907.67	100.00%

Amortization Type	Loan Count	% of Loans	Original Balance	% of Balance
Fixed	1,312	100.00%	$119,199,907.67	100.00%
Total	1,312	100.00%	$119,199,907.67	100.00%

Lien Position	Loan Count	% of Loans	Original Balance	% of Balance
2	1,312	100.00%	$119,199,907.67	100.00%
Total	1,312	100.00%	$119,199,907.67	100.00%

Loan Purpose	Loan Count	% of Loans	Original Balance	% of Balance
Cash Out: Other/Multi-purpose/Unknown Purpose	1,305	99.47%	$117,593,417.67	98.65%
Other-than-first-time Home Purchase	6	0.46%	$1,521,890.00	1.28%
Cash Out: Debt Consolidation	1	0.08%	$84,600.00	0.07%
Total	1,312	100.00%	$119,199,907.67	100.00%

Original Term	Loan Count	% of Loans	Original Balance	% of Balance
181-240 Months	736	56.10%	$61,617,689.00	51.69%
241-360 Months	522	39.79%	$54,210,748.67	45.48%
121-180 Months	34	2.59%	$2,084,170.00	1.75%
0-120 Months	20	1.52%	$1,287,300.00	1.08%
Total	1,312	100.00%	$119,199,907.67	100.00%

Property Type	Loan Count	% of Loans	Original Balance	% of Balance
Single Family Detached	844	64.33%	$76,171,484.67	63.90%
PUD	411	31.33%	$37,947,268.00	31.83%
Condo, Low Rise	34	2.59%	$2,432,032.00	2.04%
1 Family Attached	8	0.61%	$672,222.00	0.56%
2 Family	8	0.61%	$1,403,949.00	1.18%
Townhouse	3	0.23%	$125,000.00	0.10%
Condo, High Rise	2	0.15%	$121,600.00	0.10%
3 Family	2	0.15%	$326,352.00	0.27%
Total	1,312	100.00%	$119,199,907.67	100.00%

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Occupancy	Loan Count	% of Loans	Original Balance	% of Balance
Primary	1,281	97.64%	$115,426,562.67	96.83%
Investment	26	1.98%	$3,347,545.00	2.81%
Second Home	5	0.38%	$425,800.00	0.36%
Total	1,312	100.00%	$119,199,907.67	100.00%

*Tables may not add to 100% due to rounding.

EXCEPTION DETAIL

The exception summary below ties to the total number of B exceptions for the population included in the Review. Some mortgage loans may be listed multiple times if they carried multiple exception categories even if those categories were within the same general exception category (ex. Disclosures and RESPA Tolerance within Compliance).

Fitch and Kroll Exceptions	# of Loans	Grade Impact	Exception Type
Incorrect Right To Cancel Form Used - H-9 Used on Non Same Lender Refinance	58	B	Compliance
(TX50(a)(6)) Texas Cash-out Loan (Fannie Mae forms not used for closing of home equity loan)	41	B	Compliance
Check Restated Loan Designation Match - QM / ATR	31	B	Compliance
(Missing Data) Last Rate Set Date	30	B	Compliance
(TX50(a)(6)) Texas Cash-out Loan (T-42 Endorsement Not Obtained)	24	B	Compliance
Self-Employed Tax Return Recency - QM	15	B	Compliance
Check Restated Loan Designation Match - General Ability to Repay	12	B	Compliance
TILA - Incorrect Right To Cancel Form Used - H-8 Used on Same Lender Refinance (Circuit 2, 5, 7, 8, 9, 10 or DC)	9	B	Compliance
Minnesota Tangible Net Benefit Disclosure	8	B	Compliance
(State HPML) Oklahoma Higher-Priced Mortgage Loan (APR Exceeds HPML Threshold)	7	B	Compliance
TIL Higher Priced Mortgage Loan Safe Harbor Test	6	B	Compliance
90 Day RNY has been discontinued effective June 1, 2024. Most recent available index value used for bona fide discount point testing.	5	B	Compliance
General QM Provision Investor and QM DTIs match and both moderately exceed Guidelines	5	B	Compliance
TILA Notice of Right to Cancel Expiration Date Prior or equal to Disbursement Date	4	B	Compliance
TILA Rescission - Disbursement Date Less than 3 Business Days From Transaction Date	4	B	Compliance
TRID Final Closing Disclosure Will Not Have Escrow - Reason	4	B	Compliance
Massachusetts HPML Threshold Test Compliant	3	B	Compliance
TRID Final Closing Disclosure Estimated Taxes, Insurance And Assessments	3	B	Compliance
TRID Final Closing Disclosure Property Costs Year 1 Underdisclosed - October 2018	3	B	Compliance
TRID Final Closing Disclosure Will Not Have Escrow - Property Costs Year 1	3	B	Compliance
Notice of Special Flood Hazard Disclosure Not Provided Timely	2	B	Compliance
Michigan CMPA Home Loan Toolkit Status	2	B	Compliance
RESPA Disclosure - List of Homeownership Counseling Organizations Missing	2	B	Compliance

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TRID Zero Percent Tolerance Violation Without Sufficient Cure Provided	2	B	Compliance
General ATR Provision Investor and Non QM DTIs match and both moderately exceed Guidelines	2	B	Compliance
South Carolina Home Loan (Complaint Agency Disclosure Not Provided)	1	B	Compliance
Ohio Consumer Sales Practices Act (No Documentation of Tangible Net Benefit Analysis)	1	B	Compliance
TRID Loan Estimate Seven Day Waiting Period	1	B	Compliance
TRID Final Closing Disclosure did not disclose Total Property Costs Year 1 - October 2018 Test	1	B	Compliance
Federal HPML 2014 Non Compliant	1	B	Compliance
(Fed HPML Provision) Federal Higher-Priced Mortgage Loan (Appraisal - Did Not Physically Visit)	1	B	Compliance
Federal HPML Appraisal - CDFI Not Exempt	1	B	Compliance
Disclosed Note P&I payment does not equal calculated P&I payment	1	B	Compliance
Ohio Consumer Sales Practices Act Acknowledgement of Receipt of Home Mortgage Loan Information Document Not Signed)	1	B	Compliance
Ohio Consumer Sales Practices Act (Right Not To Close Disclosure Not Provided)	1	B	Compliance
Minnesota Tangible Net Benefit Disclosure Signed by Borrower	1	B	Compliance
Washington Residential Mortgage Loan (Disclosure of Material Terms Not Provided Timely)	1	B	Compliance
(State HPML Disclosure) New York Subprime Loan (Counseling Disclosure Not Provided)	1	B	Compliance
(State HPML Provision) New York Subprime Loan (Escrow Not Established)	1	B	Compliance
New York Subprime Home Loan Threshold Fixed Non-Compliant	1	B	Compliance
Missing Document: Missing Lender’s Initial 1003	1	B	Compliance
Right of Rescission Timing - Note Date used as Transaction Date	1	B	Compliance
FEMA Disaster Issue: The subject property is located in a FEMA disaster that does not have a declared end date.	35	B	Credit
Title Policy Coverage is less than Original Loan Amount.	20	B	Credit
FEMA Disaster Issue: The most recent valuation inspection is dated prior to the most recent FEMA disaster.	11	B	Credit
Ineligible property type.	9	B	Credit
Guideline Requirement: Investor qualifying total debt ratio discrepancy.	7	B	Credit
Verification(s) of employment is not within 10 business days of the Note.	4	B	Credit

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Insufficient Coverage: Hazard insurance coverage amount is insufficient.	2	B	Credit
The Preliminary title policy is within CA or NV and does not reflect a coverage amount (no final title policy in file). Unable to determine if appropriate coverage is provided.	2	B	Credit
Security Instrument is not on a FNMA/FHLMC form and does not contain the following clauses:	2	B	Credit
Guideline Requirement: Representative FICO score discrepancy.	2	B	Credit
Public Records/Collections/Charge Off does not meet guidelines.	2	B	Credit
Guideline Requirement: Combined loan to value discrepancy.	2	B	Credit
Missing Lien(s) negatively impacting title	1	B	Credit
Verification(s) of employment is not within 10 calendar days of the Note.	1	B	Credit
Title search shows negative impact on title.	1	B	Credit
Guideline Requirement: Maximum Loan Amount discrepancy.	1	B	Credit
Income Docs Missing:	1	B	Credit
Guideline Requirement: PITIA reserves months discrepancy.	1	B	Credit
Missing Document: Credit Letter of Explanation (LOE) not provided	1	B	Credit
The Preliminary/Commitment does not reflect a coverage amount (no final title policy in file). Unable to determine if appropriate coverage is provided.	1	B	Credit
Final Title Policy is missing. No evidence of title in file.	1	B	Credit
The Hazard Insurance Policy Effective Date is after closing.	1	B	Credit
Hazard Insurance Policy expires within 90 days of the Note Date.	1	B	Credit
Available for Closing is insufficient to cover Cash From Borrower.	1	B	Credit
xxxx County Water Contamination: Property is located in xxxx County, MI and could be subject to contaminated water. Files does not contain evidence that water supply is serviced by a non-municipal water source (well water supply), or evidence from an independent water quality analysis that confirms that water is free of all known environmental and safety hazards	1	B	Credit

DBRS and S&P Exceptions	# of Loans	Grade Impact	Exception Type
Incorrect Right To Cancel Form Used - H-9 Used on Non Same Lender Refinance	58	B	Compliance
(TX50(a)(6)) Texas Cash-out Loan (Fannie Mae forms not used for closing of home equity loan)	41	B	Compliance
(Missing Data) Last Rate Set Date	30	B	Compliance
(TX50(a)(6)) Texas Cash-out Loan (T-42 Endorsement Not Obtained)	24	B	Compliance
Self-Employed Tax Return Recency - QM	15	B	Compliance
TILA - Incorrect Right To Cancel Form Used - H-8 Used on Same Lender Refinance (Circuit 2, 5, 7, 8, 9, 10 or DC)	9	B	Compliance
Minnesota Tangible Net Benefit Disclosure	8	B	Compliance
(State HPML) Oklahoma Higher-Priced Mortgage Loan (APR Exceeds HPML Threshold)	7	B	Compliance
TIL Higher Priced Mortgage Loan Safe Harbor Test	6	B	Compliance
90 Day RNY has been discontinued effective June 1, 2024. Most recent available index value used for bona fide discount point testing.	5	B	Compliance
General QM Provision Investor and QM DTIs match and both moderately exceed Guidelines	5	B	Compliance
TILA Notice of Right to Cancel Expiration Date Prior or equal to Disbursement Date	4	B	Compliance
TILA Rescission - Disbursement Date Less than 3 Business Days From Transaction Date	4	B	Compliance
TRID Final Closing Disclosure Will Not Have Escrow - Reason	4	B	Compliance
Massachusetts HPML Threshold Test Compliant	3	B	Compliance
TRID Final Closing Disclosure Estimated Taxes, Insurance And Assessments	3	B	Compliance
TRID Final Closing Disclosure Property Costs Year 1 Underdisclosed - October 2018	3	B	Compliance

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TRID Final Closing Disclosure Will Not Have Escrow - Property Costs Year 1	3	B	Compliance
Notice of Special Flood Hazard Disclosure Not Provided Timely	2	B	Compliance
Michigan CMPA Home Loan Toolkit Status	2	B	Compliance
RESPA Disclosure - List of Homeownership Counseling Organizations Missing	2	B	Compliance
TRID Zero Percent Tolerance Violation Without Sufficient Cure Provided	2	B	Compliance
General ATR Provision Investor and Non QM DTIs match and both moderately exceed Guidelines	2	B	Compliance
South Carolina Home Loan (Complaint Agency Disclosure Not Provided)	1	B	Compliance
Ohio Consumer Sales Practices Act (No Documentation of Tangible Net Benefit Analysis)	1	B	Compliance
TRID Loan Estimate Seven Day Waiting Period	1	B	Compliance
TRID Final Closing Disclosure did not disclose Total Property Costs Year 1 - October 2018 Test	1	B	Compliance
Federal HPML 2014 Non Compliant	1	B	Compliance
(Fed HPML Provision) Federal Higher-Priced Mortgage Loan (Appraisal - Did Not Physically Visit)	1	B	Compliance
Federal HPML Appraisal - CDFI Not Exempt	1	B	Compliance
Disclosed Note P&I payment does not equal calculated P&I payment	1	B	Compliance
Ohio Consumer Sales Practices Act Acknowledgement of Receipt of Home Mortgage Loan Information Document Not Signed)	1	B	Compliance
Ohio Consumer Sales Practices Act (Right Not To Close Disclosure Not Provided)	1	B	Compliance
Minnesota Tangible Net Benefit Disclosure Signed by Borrower	1	B	Compliance
Washington Residential Mortgage Loan (Disclosure of Material Terms Not Provided Timely)	1	B	Compliance
(State HPML Disclosure) New York Subprime Loan (Counseling Disclosure Not Provided)	1	B	Compliance
(State HPML Provision) New York Subprime Loan (Escrow Not Established)	1	B	Compliance
New York Subprime Home Loan Threshold Fixed Non-Compliant	1	B	Compliance
Missing Document: Missing Lender’s Initial 1003	1	B	Compliance
Right of Rescission Timing - Note Date used as Transaction Date	1	B	Compliance
FEMA Disaster Issue: The subject property is located in a FEMA disaster that does not have a declared end date.	35	B	Credit
Title Policy Coverage is less than Original Loan Amount.	20	B	Credit
FEMA Disaster Issue: The most recent valuation inspection is dated prior to the most recent FEMA disaster.	11	B	Credit
Ineligible property type.	9	B	Credit
Guideline Requirement: Investor qualifying total debt ratio discrepancy.	7	B	Credit
Verification(s) of employment is not within 10 business days of the Note.	4	B	Credit
Insufficient Coverage: Hazard insurance coverage amount is insufficient.	2	B	Credit
The Preliminary title policy is within CA or NV and does not reflect a coverage amount (no final title policy in file). Unable to determine if appropriate coverage is provided.	2	B	Credit
Security Instrument is not on a FNMA/FHLMC form and does not contain the following clauses:	2	B	Credit

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Guideline Requirement: Representative FICO score discrepancy.	2	B	Credit
Public Records/Collections/Charge Off does not meet guidelines.	2	B	Credit
Guideline Requirement: Combined loan to value discrepancy.	2	B	Credit
Missing Lien(s) negatively impacting title	1	B	Credit
Verification(s) of employment is not within 10 calendar days of the Note.	1	B	Credit
Title search shows negative impact on title.	1	B	Credit
Guideline Requirement: Maximum Loan Amount discrepancy.	1	B	Credit
Income Docs Missing:	1	B	Credit
Guideline Requirement: PITIA reserves months discrepancy.	1	B	Credit
Missing Document: Credit Letter of Explanation (LOE) not provided	1	B	Credit
The Preliminary/Commitment does not reflect a coverage amount (no final title policy in file). Unable to determine if appropriate coverage is provided.	1	B	Credit
Final Title Policy is missing. No evidence of title in file.	1	B	Credit
The Hazard Insurance Policy Effective Date is after closing.	1	B	Credit
Hazard Insurance Policy expires within 90 days of the Note Date.	1	B	Credit
Available for Closing is insufficient to cover Cash From Borrower.	1	B	Credit
xxxx County Water Contamination: Property is located in xxxx County, MI and could be subject to contaminated water. Files does not contain evidence that water supply is serviced by a non-municipal water source (well water supply), or evidence from an independent water quality analysis that confirms that water is free of all known environmental and safety hazards	1	B	Credit

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